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EXHIBIT 21

Subsidiaries of Omnicare, Inc.

The following is a list of subsidiaries included in the consolidated financial statements of the Company as of December 31, 2001. Other subsidiaries which have been omitted from the list would not, when considered in the aggregate, constitute a significant subsidiary. Each of the companies is incorporated under the laws of the state following its name.

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                                                   Doing Business As Name                       State of
Legal Name                                         (if other than legal name)                 Incorporation        % Owned
--------------------------------------------------------------------------------------------------------------------------
AAHS Acquisition Corp.                             A-Avenue Health Services                      Delaware            100%
Accu-Med Services, Inc.                                                                          Delaware            100%
ACP Acquisition Corp.                              Add-On Health Systems                         Delaware            100%
AMC - New York, Inc.                               Royal Care Holdings, Inc.                     Delaware            100%
AMC - Tennessee, Inc.                              The Pharmacy, Stephens Drugs                  Delaware            100%
Anderson Medical Services, Inc.                                                                  Delaware            100%
Bach's Pharmacy (East) Inc.                        fka Pompton Nursing Home Suppliers            Delaware            100%
Bach's Pharmacy Services, LLC                                                                    Delaware            100%
Badger Acquisition LLC                                                                           Delaware            100%
Badger Acquisition of Brooksville LLC                                                            Delaware            100%
Badger Acquisition of Kentucky LLC                                                               Delaware            100%
Badger Acquisition of Minnesota LLC                                                              Delaware            100%
Badger Acquisition of Ohio LLC                     Omnicare Health Network                       Delaware            100%
Badger Acquisition of Orlando LLC                  Home Care Pharmacy of Florida                 Delaware            100%
Badger Acquisition of Tampa LLC                    Bay Pharmacy                                  Delaware            100%
Badger Acquisition of Texas LLC                                                                  Delaware            100%
Bio-Pharm International, Inc.                                                                    Delaware            100%
BPNY Acquisition Corp.                             Brookside Park Pharmacy                       Delaware            100%
BPTX Acquisition Corp.                             Brookside Park Pharmacy of Texas              Delaware            100%
Campo's Medical Pharmacy, Inc.                                                                   Louisiana           100%
Care Pharmaceutical Services, Inc.                                                               Delaware            100%
Catapharm Corp.                                                                                  Delaware            100%
CHP Acquisition Corp.                              Cherry Hill Pharmacy                          Delaware            100%
CIP Acquisition Corp.                              Carter's Institutional Pharmacy               Delaware            100%
CompScript - Boca, Inc.                                                                           Florida            100%
CompScript - Mobile, Inc.                                                                        Delaware            100%
CompScript, Inc.                                                                                  Florida            100%
CP Acquisition Corp.                               Central Pharmacy                              Oklahoma            100%
Creekside Managed Care Pharmacy, Inc.                                                            Delaware            100%
CTLP Acquisition Corp.                             Care Tech                                     Delaware            100%
D & R Pharmaceutical Services, Inc.                                                              Kentucky            100%
Dixon Pharmacy, Inc.                                                                             Illinois            100%






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
                                                   Doing Business As Name                       State of
Legal Name                                         (if other than legal name)                 Incorporation        % Owned
--------------------------------------------------------------------------------------------------------------------------
Electra Acquisition Corp.                          Prometheus Pharmacy Systems, Inc.             Delaware            100%
Enloe Drugs, Inc.                                                                                Delaware            100%
Euro Bio-Pharm Clinical Services, Inc.                                                           Delaware            100%
Evergreen Pharmaceutical of California, Inc.       fka PIP Acquisition, West Val Premiere       California           100%
Evergreen Pharmaceutical, Inc.                                                                  Washington           100%
Hardardt Group, Inc., The                                                                        Delaware            100%
Heartland Repack Services LLC                                                                    Delaware            100%
HMIS, Inc.                                                                                       Delaware            100%
Home Care Pharmacy, Inc.                                                                         Delaware            100%
Home Pharmacy Services, Inc.                                                                     Missouri            100%
Howard's Pharmacy, Inc.                                                                            Ohio              100%
Hytree Pharmacy, Inc.                                                                              Ohio              100%
Interlock Pharmacy Systems, Inc.                                                                 Delaware            100%
JHC Acquisition, Inc.                              Jacobs Health Care Systems                    Delaware            100%
Konsult, Inc.                                                                                    Delaware            100%
Langsam Health Services, Inc.                      Sequoia Health Services, Inc.                 Delaware            100%
Langsam Medical Products, Inc.                     Sequoia Medical Products, Inc.                Delaware            100%
Lawrence Medical Supply, Inc.                                                                    Delaware            100%
LCPS Acquisition, LLC                              Medilife Pharmacy                             Delaware            100%
Lo-Med Prescription Services, Inc.                                                                 Ohio              100%
LPI Acquisition Corp.                              Lipira Pharmacy                               Delaware            100%
Managed Healthcare, Inc.                                                                         Delaware            100%
Med World Acquisition Corp.                                                                      Delaware            100%
Medical Arts Health Care, Inc.                                                                    Georgia            100%
Medical Services Consortium, Inc.                  CompScript - Miami                             Florida            100%
MOSI Acquisition Corp.                             Medical Outpatient Services                   Delaware            100%
Nihan & Martin, Inc.                                                                             Delaware            100%
NIV Acquisition Corp.                              Denman Pharmacy Services                      Delaware            100%
North Shore Pharmacy Services, Inc.                                                              Delaware            100%
OCR Services Corporation                                                                         Delaware            100%
OCR-RA Acquisition Corp.                           Long Term Care Pharmacy                       Delaware            100%
OFL Corp.                                                                                        Delaware            100%
Omnibill Services LLC                                                                            Delaware            100%
Omnicare Air Transport Services, Inc.                                                            Delaware            100%
Omnicare Clinical Research, Inc.                   fka IBAH, Inc.                                Delaware            100%
Omnicare Clinical Research, LLC                    fka Coromed, Inc.                             Delaware            100%
Omnicare CR, Inc.                                                                                Delaware            100%
Omnicare Holding Company                                                                         Delaware            100%
Omnicare Management Company                                                                      Delaware            100%
Omnicare Pennsylvania Med Supply, LLC                                                            Delaware            100%
Omnicare Pharmaceutics, Inc.                       fka IBAH Pharmaceutics Services, Inc.         Delaware            100%
Omnicare Pharmacies of Pennsylvania East, LLC                                                    Delaware            100%






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
                                                   Doing Business As Name                       State of
Legal Name                                         (if other than legal name)                 Incorporation        % Owned
--------------------------------------------------------------------------------------------------------------------------
Omnicare Pharmacies of Pennsylvania West, Inc.                                                 Pennsylvania          100%
Omnicare Pharmacies of the Great Plains Holding
  Company                                                                                        Delaware            100%
Omnicare Pharmacy and Supply Services, Inc.                                                    South Dakota          100%
Omnicare Pharmacy of Colorado, LLC                                                               Delaware            100%
Omnicare Pharmacy of Maine Holding Company                                                       Delaware            100%
Omnicare Pharmacy of Maine LLC                                                                   Delaware            100%
Omnicare Pharmacy of Massachusetts LLC                                                           Delaware            100%
Omnicare Pharmacy of Nebraska LLC                                                                Delaware            100%
Omnicare Pharmacy of the Midwest, Inc.             fka Freed's                                   Delaware            100%
Omnicare Pharmacy of South Dakota LLC                                                            Delaware            100%
Omnicare Pharmacy of Tennessee LLC                                                               Delaware            100%
Omnicare.com, Inc.                                                                               Delaware            100%
PBM-Plus, Inc.                                                                                   Wisconsin           100%
PCI Acquisition, LLC                                                                             Delaware            100%
Pharmacon Corp.                                                                                  New York            100%
Pharmacy Associates of Glens Falls, Inc.           Royal Care Pharmacy Services                  New York            100%
Pharmacy Consultants, Inc.                                                                    South Carolina         100%
Pharm-Corp of Maine LLC                                                                          Delaware            100%
Pharmed Holdings, Inc.                                                                           Delaware            100%
PRN Pharmaceutical Services, Inc.                                                                Delaware            100%
Resource Biometrics, Inc.                                                                       California           100%
Roeschen's Healthcare Corp.                                                                      Wisconsin           100%
Royal Care of Michigan LLC                                                                       Delaware            100%
SHC Acquisition Co., LLC                           Synergy                                       Delaware            100%
Shore Pharmaceutical Providers, Inc.                                                             Delaware            100%
Southside Apothecary, Inc.                                                                       New York            100%
Specialized Home Infusion of Michigan, LLC                                                       Delaware            100%
Specialized Patient Care Services, Inc.                                                          Alabama             100%
Specialized Pharmacy Services, Inc.                                                              Michigan            100%
Sterling Healthcare Services, Inc.                                                               Delaware            100%
Superior Care Pharmacy, Inc.                                                                     Delaware            100%
Swish, Inc.                                                                                      Delaware            100%
TCPI Acquisition Corp.                             Total Care Pharmacy                           Delaware            100%
THG Acquisition Corp.                              Tandem Health Group                           Delaware            100%
Three Forks Apothecary, Inc.                                                                     Kentucky            100%
UC Acquisition Corp.                               UniCare, Inc.                                 Delaware            100%
Value Health Care Services, Inc.                                                                 Delaware            100%
Value Pharmacy, Inc.                                                                           Massachusetts         100%
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
                                                   Doing Business As Name                       State of
Legal Name                                         (if other than legal name)                 Incorporation        % Owned
--------------------------------------------------------------------------------------------------------------------------
Vital Care Infusions Supply, Inc.                                                                New York            100%
Weber Medical Systems, Inc.                                                                      Delaware            100%
Westhaven Services Co.                                                                             Ohio              100%
Williamson Drug Company, Incorporated                                                            Virginia            100%
Winslow's Pharmacy                                                                              New Jersey           100%

Foreign Entities                                                                                  Country          % Owned

De-Skor ZAO                                                                                       Russia             50%
Omnicare Clinical Research (Proprietary) Limited                                               South Africa          100%
Omnicare Clinical Research A/S                                                                    Denmark            100%
Omnicare Clinical Research AB                                                                     Sweden             100%
Omnicare Clinical Research AG                                                                   Switzerland          100%
Omnicare Clinical Research International B.V.                                                   Netherlands          100%
Omnicare Clinical Research GmbH                                                                   Germany            100%
Omnicare Clinical Research GmbH & Co. KG           IFNS                                           Germany            100%
Omnicare Clinical Research Limited                                                                  UK               100%
Omnicare Clinical Research LLC                                                                    Russia             100%
Omnicare Clinical Research N.V.                                                                   Belgium            100%
Omnicare Clinical Research Oy                                                                     Finland            100%
Omnicare Clinical Research Pte. Ltd. S                                                           Singapore           100%
Omnicare Clinical Research Pty. Ltd.                                                             Australia           100%
Omnicare Clinical Research S.A.                                                                  Argentina           100%
Omnicare Clinical Research S.L.                                                                    Spain             100%
Omnicare Clinical Research SARL                                                                   France             100%
Quebec, Inc.                                                                                      Canada             100%
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